Exhibit 99.1

KPMG LLP 1676 International Drive McLean, VA 22102

Independent Accountants’ Report on Applying Agreed-Upon Procedures
Automotive Rentals, Inc. (the “Company”)
J.P. Morgan Securities LLC
(together with the Company, the “Specified Parties”)
Re:  ARI Fleet Lease Trust 2018-B – Lease Procedures
We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company contained in (i) an electronic data file entitled “7. Final Data Tape 08.30.18.xlsx” (the “Lease Data File”) provided to us on August 30, 2018, containing information on 18,801 automobile lease contracts (the “Leases”) as of July 31, 2018 (the “Cutoff Date”) which we were informed are intended to be included as collateral in the offering of ARI Fleet Lease Trust 2018-B, and (ii) an electronic data file entitled “VR Leased Veh Results.xls” provided to us on August 17, 2018, containing information related to dispositions of Leases by the Company during calendar year 2017 (the “Disposition Data File”). The Company is responsible for the specified attributes identified by the Company in the Lease Data File and Disposition Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.
Unless otherwise noted, the following definitions have been adopted in presenting our procedures and findings:
•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The term “rounding” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.
•
The term “Title Documents” refers to a Certificate of Title, Lien Statement, Application for Title or Lien Statement, Lease and Title Instructions, or Vehicle Information Inquiry System information provided to us by the Company.

•
The term “Source Documents” means information provided or made available to us by the Company for each Sample Lease (defined below) or Sample Disposition (defined below) including the Motor Vehicle Lease Agreement, Title Documents, Certificate of Insurance Coverage, the Certificate of Liability Insurance, the Company’s asset system, a data file containing index rate history (the “Rate History”), a data file that the Company represented is an internal procedure file containing titling company names and acceptable abbreviations (the “Titling Trust Owners Schedule”), a file that the Company represented is a file containing insured entities and acceptable abbreviations (the “Additional Insured Schedule”), customer credit files which contain information such as the customer’s credit limit, rating and outstanding credit (the “Customer Credit Files”), and/or the Company’s GDT internal accounting system of record. We make no representation regarding the validity or accuracy of these documents or the execution of the Motor Vehicle Lease Agreement by the Lessee.

I.	The Lease Data File
A.
We were instructed by the Company to select a random sample of 150 Leases (each a “Sample Lease”) from the Lease Data File and to perform the following agreed-upon procedures on each Sample Lease. The Sample Leases are listed in Exhibit A attached hereto. For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Leases that we were instructed to randomly select from the Lease Data File.

B.
We compared the following attributes on the Lease Data File to the corresponding information appearing on or derived from the Source Documents, utilizing instructions provided by the Company, as applicable. The Source Documents are listed in the order of priority until such attribute was agreed.

Attribute	Source Document(s)/Instructions
VEHICLE NO	Motor Vehicle Lease Agreement, Company’s asset system
LESSEE CODE	Motor Vehicle Lease Agreement, Company’s asset system
END BALANCE	Company’s asset system
TERM	Motor Vehicle Lease Agreement
DELIV DATE	Motor Vehicle Lease Agreement
STATE	Title Documents
CAP COST	Motor Vehicle Lease Agreement
MTHLY AMORT
Motor Vehicle Lease Agreement, Company’s asset system.  For Sample Lease number 25, the Company instructed us to compare MTHLY AMORT to the Motor Vehicle Lease Agreement that did not contain a revision date.

BILLED RATE
Motor Vehicle Lease Agreement, Company’s asset system, Rate History. For floating rate assets, for which the Motor Vehicle Lease Agreement “Int-Type” field is “Float” or for which the Company’s asset system “Lease Type” field is “Plateau,” the Company instructed us to add the applicable index rate from the Rate History to the “Mark Up” value in the Company’s asset system.

MAKE
Motor Vehicle Lease Agreement. If the MAKE in the Lease Data File contained more than 10 characters, we were instructed by the Company to only compare the first 10 characters to the Motor Vehicle Lease Agreement.

MODEL	Motor Vehicle Lease Agreement, Company’s asset system
ADMIN AMT	Motor Vehicle Lease Agreement, Company’s asset system
OPEN/CLOSE	Motor Vehicle Lease Agreement
We found the information listed in the Lease Data File for the Sample Leases to be in agreement with the corresponding information in the Source Documents.

C.	We performed the following additional procedures for each Sample Lease:
•	We compared the name of the owner stated on the Title Documents to the corresponding information in the Titling Trust Owners Schedule or the Company’s asset system.
•	We observed that an internal approval date was populated in the “Last Review” field in the Customer Credit File. We make no representation regarding the validity of such approval.
•	We observed that the Motor Vehicle Lease Agreement was signed. We make no representation regarding the validity of the signature.
•
We observed the existence of a Certificate of Insurance Coverage or the Certificate of Liability Insurance and identified the additional insured party as one of the names on the Additional Insured Schedule.

II.	The Disposition Data File
A.
We were instructed by the Company to select a random sample of 40 dispositions (each a “Sample Disposition”) from the Disposition Data File and to perform the following agreed-upon procedures on each Sample Disposition. The Sample Dispositions are listed in Exhibit B attached hereto. For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of dispositions that we were instructed to randomly select from the Disposition Data File.

B.
The Disposition Data File included the following information: (a) Origination Date, (b) Client Name, (c) Make, (d) Model, (e) Cap Cost, (f) Book value at sale, (g) Year: 2017 (which is the date of sale), (h) Sale proceeds, and (i) Gain-Loss amount. We compared items (a), (b), (c), (d), (e), (f), (g), and (h) to the Motor Vehicle Lease Agreement or the Company’s GDT internal accounting system of record. We were instructed to recompute item (i) Gain-Loss amount as the difference between items (f) and (h).

We found the information listed in the Disposition Data File for the Sample Dispositions to be in agreement with the corresponding information in the Source Documents or our recomputation based on the Company’s instructions.
There were no conclusions that resulted from the procedures.
This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Lease Data File and Disposition Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.
The procedures performed were applied based on the methodologies, instructions, and information indicated in the Lease Data File, Disposition Data File, Source Documents, or provided by the Company, without verification or evaluation of such methodologies, instructions, and information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the methodologies, instructions, or information provided to us by the Company, (ii) the physical existence of the Leases, (iii) the reliability or accuracy of the Source Documents which were used in our procedures, or (iv) matters of legal interpretation.
The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Lease being securitized, (iii) the compliance of the originator of the Leases with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Leases that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).
The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.
This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.
/s/ KPMG LLP
McLean, Virginia
September 6, 2018

Exhibit A
The Sample Leases

Sample Lease Number	ICN No	Sample Lease Number	ICN No	Sample Lease Number	ICN No
1	18194150	51	18191463	101	16231824
2	18133171	52	17377730	102	16004525
3	18258116	53	17403093	103	15137256
4	17273008	54	18174145	104	15296613
5	18107750	55	18046471	105	15137020
6	15283007	56	17152069	106	15137102
7	18247880	57	18003778	107	14219388
8	18231638	58	18004340	108	14282282
9	18229778	59	18209117	109	14282535
10	18239440	60	18112476	110	14282287
11	18240204	61	18111587	111	14205037
12	18122856	62	18188709	112	14312204
13	18236581	63	17380220	113	14224374
14	18234388	64	18146997	114	14291576
15	18180876	65	17344132	115	14125255
16	18109659	66	17387625	116	14143440
17	18187500	67	17330760	117	14111528
18	17373907	68	17348791	118	13174906
19	18226565	69	17390518	119	13162092
20	18064832	70	18128241	120	13162051
21	17334282	71	17263093	121	13102121
22	18209311	72	17383252	122	13876902
23	17291302	73	18109081	123	13162745
24	18142358	74	17361842	124	13162559
25	17307546	75	17352802	125	13113509
26	17383689	76	18095660	126	13758252
27	18199335	77	18063571	127	18185294
28	18000841	78	17360119	128	11197616
29	17343913	79	18036766	129	11515715
30	18191390	80	17323702	130	18067509
31	18019491	81	18046309	131	17283814
32	18126194	82	17339356	132	17263109
33	18062005	83	17398029	133	18009619
34	18183353	84	18017020	134	18027698
35	18183887	85	17296142	135	17361806
36	18183418	86	17409310	136	18169027
37	18019631	87	17388184	137	18150234
38	18019995	88	17387157	138	18069013
39	18108212	89	17289321	139	17359524
40	17383276	90	17159988	140	18049879
41	17259556	91	17128028	141	17263803
42	17138154	92	17140539	142	18246364
43	17194553	93	17120102	143	17409023
44	17194584	94	17184929	144	18136636
45	18108957	95	17070665	145	18194648
46	18132509	96	16121162	146	17296137
47	17373859	97	16120967	147	18142905
48	18169197	98	16121208	148	17332961
49	18108254	99	16120981	149	17302573
50	18002995	100	16087926	150	18043457

Exhibit B
The Sample Dispositions

Sample Lease Number	Vehicle ID
1	6845721
2	8581985
3	8586443
4	7811669
5	7529232
6	8974736
7	7743847
8	8339205
9	8498120
10	8889581
11	8048221
12	8794440
13	7743962
14	9202843
15	8628883
16	7689536
17	7742356
18	8516546
19	8532454
20	8167649
21	8637892
22	5801458
23	8618560
24	8581176
25	8123396
26	6966293
27	5529175
28	7609798
29	9273091
30	8137832
31	8111991
32	7800129
33	7805342
34	8772260
35	8050706
36	8903095
37	7676352
38	7607908
39	8563200
40	8797787